UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2013

CHESAPEAKE LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 972-4140

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 1.02.	Termination of a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On July 11, 2013, indirect, wholly owned subsidiaries of Chesapeake Lodging Trust (the “Trust”) entered into two separate loan agreements to obtain two new loans with an aggregate principal amount of $185.5 million that are secured by the Trust’s Le Meridien San Francisco and the W Chicago – City Center, respectively, and in each case the related equipment, fixtures, personal property and other assets associated with each hotel. Proceeds from the two new loans were used to prepay the Trust’s previous $130.0 million term loan secured jointly by these assets under the Trust’s amended and restated loan agreement dated as of July 8, 2011 with Wells Fargo Bank, N.A., as lender, which agreement was terminated in connection with the prepayment, and to repay outstanding borrowings under the Trust’s revolving credit facility.

The first new loan agreement was entered into with PNC Bank, N.A. to obtain a $92.5 million loan secured by a first mortgage lien on the Le Meridien San Francisco, and related equipment, fixtures, personal property and other assets. This loan matures in August 2020 and carries a fixed interest rate of 3.50% per annum, with principal and interest payments based on a 25-year principal amortization. The second new loan agreement was entered into with Goldman Sachs Mortgage Company to obtain a $93.0 million loan secured by a first mortgage lien on the W Chicago – City Center, and related equipment, fixtures, personal property and other assets. This loan matures in August 2023 and carries a fixed interest rate of 4.25% per annum, with principal and interest payments based on a 25-year principal amortization. Both loan agreements and related documents contain representations, warranties, covenants, conditions and events of default customary for single-property mortgage financings of this type. The two new loans are not cross-collateralized.

A copy of the Trust’s press release announcing the new financings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Incorporated by reference to the Exhibit Index filed herewith and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2013	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press release dated July 11, 2013